Exhibit 10e

FORM OF AMENDMENT TO BAND 1 SENIOR MANAGER EMPLOYMENT

AGREEMENT ELIMINATING SECTION 280G TAX GROSS UP PROVISION

The following amendments are effective December 31, 2009:

1.	Paragraph 10 is deleted in its entirety and the paragraphs that follow are renumbered accordingly.

2.	Exhibit A is deleted in its entirety and Exhibit B is renamed as Exhibit A.